MERRILL LYNCH
                                  CONNECTICUT
                                  MUNICIPAL
                                  BOND FUND

                                [GRAPHIC OMITTED]

                         STRATEGIC
                                  Performance

                                  Annual Report
                                  July 31, 2000

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%-4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly 50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The recent relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.

However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

During the period ended January 31, 2000, we gradually adopted a more neutral portfolio structure and we continued this strategy into the six-month period ended July 31, 2000. More interest rate-sensitive issues have been sold and replaced with higher-couponed issues in the 15-year-20-year maturity range. Given the steepness of the tax-exempt yield curve, bonds in this maturity range are able to capture approximately 95% of the yield available in the entire municipal yield curve. Bonds with this structure are significantly less sensitive to interest rate changes than bonds maturing in 25 years-30 years, yet still allow us to maintain an attractive dividend stream. However, reduced new bond issuance in recent months has hampered our efforts.

Credit quality has continued to be of primary concern. We purposely underutilized the portion of assets that can be committed to lower-rated securities. This helped performance in the recent period of widening credit quality spreads. Looking forward, we expect to continue the process of increasing average coupon structure and limiting duration in an effort to temper the portfolio's volatility and exposure to long-term interest rate swings.

Fiscal Year in Review

For the 12 months ended July 31, 2000, we largely structured the Fund in anticipation of a benign interest rate environment. This strategy was based on the belief that inflationary pressures would remain negligible during the next 12 months. During that period, our view on inflation was correct, but interest rates increased as the Federal Reserve Board raised short-term interest rates in an effort to curtail domestic economic growth. This overly optimistic strategy produced below-average total returns of +1.96%, +1.45%, +1.45% and +1.86% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 2000. This compares to the Lipper Analytical Services, Inc. average total return of +2.31% for similar Connecticut Municipal Debt Funds during the same 12-month period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

performance information can be found on pages 4 and 5 of this report to shareholders.)

In Conclusion

We appreciate your continuing interest in Merrill Lynch Connecticut Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

August 30, 2000

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

Average Annual Total Return

                                       % Return Without      % Return With
                                         Sales Charge          Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/00                      +0.86%                -3.17%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                    +5.06                 +4.20
--------------------------------------------------------------------------------
Inception (7/01/94)
through 6/30/00                             +5.63                 +4.92
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

================================================================================
                                          % Return              % Return
                                         Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/00                      +0.35%                -3.49%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                    +4.53                 +4.53
--------------------------------------------------------------------------------
Inception (7/01/94)
through 6/30/00                             +5.10                 +5.10
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return              % Return
                                         Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/00                      +0.16%                -0.80%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                    +4.42                 +4.42
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                             +5.31                 +5.31
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                       % Return Without      % Return With
                                         Sales Charge          Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/00                      +0.76%                -3.27%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                    +4.95                 +4.10
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                             +5.84                 +5.09
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

ML Connecticut Municipal Bond Fund's Class A and Class B Shares--
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                    7/01/94**            7/00
ML Connecticut
Municipal Bond Fund+--
Class A Shares*                                     $ 9,600             $13,521
ML Connecticut
Municipal Bond Fund+--
Class B Shares*                                     $10,000             $13,659
Lehman Brothers Municipal
Bond Index++                                        $10,000             $14,686

ML Connecticut Municipal Bond Fund's Class C and Class D Shares--
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                    10/21/94**           7/00
ML Connecticut
Municipal Bond Fund+--
Class C Shares*                                     $10,000             $13,619
ML Connecticut
Municipal Bond Fund+--
Class D Shares*                                     $ 9,600             $13,449
Lehman Brothers Municipal
Bond Index++                                        $10,000             $14,849


* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

** Commencement of operations.
+ ML Connecticut Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Connecticut, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares' graph is from 6/30/94 and in the Class C & Class D Shares' graph is from 10/31/94.
Past performance is not predictive of future performance.

Recent Performance Results*

                                                        6 Month      12 Month   Since Inception  Standardized
As of July 31, 2000                                  Total Return  Total Return   Total Return   30-Day Yield
=============================================================================================================
ML Connecticut Municipal Bond Fund Class A Shares        +6.18%        +1.96%        +40.85%        4.76%
-------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class B Shares        +5.81         +1.45         +36.59         4.45
-------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class C Shares        +5.86         +1.45         +36.19         4.35
-------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class D Shares        +6.02         +1.86         +40.09         4.66
-------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 7/01/94 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

--------------------------------------------------------------------------------------------------------------------------------
S&P       Moody's     Face
Ratings   Ratings     Amount                                     Issue                                                     Value
--------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         $2,000     Bridgeport, Connecticut, GO, Refunding, Series A, 5.875% due 7/15/2019 (c)              $ 2,046
--------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa          1,000     Connecticut State Development Authority, Governmental Lease
                                 Revenue Bonds, 6.60% due 6/15/2014 (b)                                                    1,077
--------------------------------------------------------------------------------------------------------------------------------
NR*       VMIG1+         300     Connecticut State Development Authority, Health Care Revenue Refunding Bonds
                                 (Independent Living Project), VRDN, 4.10% due 7/01/2015 (a)                                 300
--------------------------------------------------------------------------------------------------------------------------------
BB+       Ba1          2,500     Connecticut State Development Authority, PCR, Refunding (Connecticut Light and
                                 Power Company), AMT, Series B, 5.95% due 9/01/2028                                        2,293
--------------------------------------------------------------------------------------------------------------------------------
AA        A1           2,000     Connecticut State Development Authority Revenue Bonds (General Fund),
                                 Series A, 6.375% due 10/15/2024                                                           2,104
--------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa          1,500     Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue Bonds
                                 (Pfizer Inc. Project), AMT, 7% due 7/01/2025                                              1,644
--------------------------------------------------------------------------------------------------------------------------------
AAA       NR*          1,250     Connecticut State Development Authority, Water Facility Revenue Bonds
                                 (Bridgeport Hydraulic Company), AMT, 6.15% due 4/01/2035 (d)                              1,283
--------------------------------------------------------------------------------------------------------------------------------
                                 Connecticut State, GO:
AA        Aa3          2,000            Series A, 6% due 4/15/2015                                                         2,126
AA        Aa3          2,000            Series B, 5.875% due 6/15/2017                                                     2,075
AA        Aa3          2,000            Series B, 5.50% due 11/01/2018                                                     2,006
--------------------------------------------------------------------------------------------------------------------------------
                                 Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program):
AA        Aa2            825            AMT, Series A, Sub-Series A-2, 6.20% due 11/15/2022                                  837
AAA       Aaa          4,110            Series B, 6.75% due 11/15/2023 (b)                                                 4,297
--------------------------------------------------------------------------------------------------------------------------------
                                 Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage Finance Program):
AA        Aa2          1,000            AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                                   989
AA        Aa2          2,000            Series A-1, 6% due 11/15/2028                                                      2,013
AA        Aa2          1,200            Series C-1, 6.30% due 11/15/2017                                                   1,221
--------------------------------------------------------------------------------------------------------------------------------
                                 Connecticut State Health and Educational Facilities Authority Revenue Bonds:
AAA       Aaa          1,000            (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (b)                          1,053
AAA       Aaa            980            (Child Care Facilities Program), Series C, 5.50% due 7/01/2019 (d)                   967
AAA       Aaa          1,400            (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (b)                 1,447
AA        NR*          1,500            (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020                          1,482
AAA       Aaa          1,000            (Yale--New Haven Hospital Issue), Series G, 6.50% due 7/01/2012 (b)                1,042
A1+       VMIG1+         150            (Yale University), VRDN, Series T-1, 4.05% due 7/01/2029 (a)                         150
A1+       VMIG1+         100            (Yale University), VRDN, Series T-2, 4.05% due 7/01/2029 (a)                         100
--------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Connecticut Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
HFA   Housing Finance Agency
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

--------------------------------------------------------------------------------------------------------------------------------
S&P       Moody's     Face
Ratings   Ratings     Amount                                     Issue                                                     Value
--------------------------------------------------------------------------------------------------------------------------------
Connecticut (concluded)
--------------------------------------------------------------------------------------------------------------------------------
                                 Connecticut State Health and Educational Facilities Authority, Revenue Refunding Bonds:
AA        NR*         $2,000            (Eastern Connecticut Health Network), Series A, 6.50% due 7/01/2030              $ 2,120
BBB-      Baa3           640            (Sacred Heart University), Series C, 6.625% due 7/01/2026                            648
AAA       Aaa          1,000            (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (b)                  999
--------------------------------------------------------------------------------------------------------------------------------
NR*       A1             605     Connecticut State Higher Education, Supplemental Loan Authority Revenue Bonds
                                 (Family Education Loan Program), AMT, Series A, 6.40% due 11/15/2014                        626
--------------------------------------------------------------------------------------------------------------------------------
NR*       NR*          1,000     Connecticut State Regional Learning Educational Service Center Revenue Bonds
                                 (Office/Education Center Facility), 7.75% due 2/01/2015                                   1,059
--------------------------------------------------------------------------------------------------------------------------------
                                 Connecticut State Special Tax Obligation Revenue Bonds (Transportation Infrastructure):
AAA       Aaa          2,000            Series A, 5.625% due 9/01/2014 (g)                                                 2,057
A1+       VMIG1+       1,900            VRDN, Second Lien, Series 1, 4.10% due 12/01/2010 (a)                              1,900
--------------------------------------------------------------------------------------------------------------------------------
NR*       NR*          1,660     Eastern Connecticut, State Regional Educational Service Center Revenue Bonds,
                                 6.50% due 5/15/2009                                                                       1,700
--------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa            625     Ridgefield, Connecticut, GO, Lot A, 5.50% due 7/01/2020                                     627
--------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa          2,000     University of Connecticut, GO, Series A, 5.625% due 3/01/2020 (c)                         2,021
--------------------------------------------------------------------------------------------------------------------------------
                                 Waterbury, Connecticut, GO:
AA        Baa3           860            6% due 2/01/2017                                                                     881
AA        Baa3         1,870            5% due 2/15/2018                                                                   1,699
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Guam--1.9%
--------------------------------------------------------------------------------------------------------------------------------
AAA       NR*          1,000     Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT, Series A,
                                 5.75% due 9/01/2031 (f)                                                                     986
--------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--7.9%
--------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa          2,000     Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                                 5.853% due 7/01/2016 (b)(e)                                                               2,108
--------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa          2,000     Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                                 Revenue Bonds, Series B, 5.875% due 7/01/2021 (b)                                         2,074
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$52,736)--102.6%                                                                                 54,057
Liabilities in Excess of Other Assets--(2.6%)                                                                             (1,355)
                                                                                                                         -------
Net Assets--100.0%                                                                                                       $52,702
                                                                                                                         =======
--------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(b) MBIA Insured.
(c) FGIC Insured.
(d) AMBAC Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(f) FHLMC Collateralized.
(g) FSA Insured.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2000

Assets:           Investments, at value (identified cost--$52,736,024).......................                   $  54,056,872
                  Cash   ....................................................................                         230,225
                  Receivables:
                         Interest............................................................  $   668,289
                         Securities sold.....................................................       20,092
                         Beneficial interest sold............................................       11,995            700,376
                                                                                               -----------
                  Prepaid expenses fees and other assets.....................................                             610
                                                                                                                -------------
                  Total assets...............................................................                      54,988,083
                                                                                                                -------------
------------------------------------------------------------------------------------------------------------------------------
Liabilities:      Payables:
                         Securities purchased................................................    2,068,353
                         Beneficial interest redeemed........................................       75,168
                         Dividends to shareholders...........................................       45,374
                         Investment adviser..................................................       18,669
                         Distributor.........................................................       16,618          2,224,182
                                                                                               -----------
                  Accrued expenses and other liabilities.....................................                          61,560
                                                                                                                -------------
                  Total liabilities..........................................................                       2,285,742
                                                                                                                -------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:       Net assets.................................................................                   $  52,702,341
                                                                                                                =============
------------------------------------------------------------------------------------------------------------------------------
Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:       shares authorized..........................................................                   $      67,623
                  Class B Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized..........................................................                         342,626
                  Class CShares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized..........................................................                          49,762
                  Class DShares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized..........................................................                          56,029
                  Paid-in capital in excess of par...........................................                      52,577,342
                  Accumulated realized capital losses on investments--net....................                      (1,362,140)
                  Accumulated distributions in excess of realized capital gains on
                  investments--net...........................................................                        (349,749)
                  Unrealized appreciation on investments--net................................                       1,320,848
                                                                                                                -------------
                  Net assets.................................................................                   $  52,702,341
                                                                                                                =============
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:  Class A--Based on net assets of $6,904,811 and 676,232 shares
                  of beneficial interest outstanding.........................................                   $       10.21
                                                                                                                =============
                  Class B--Based on net assets of $34,989,522 and 3,426,257 shares
                  of beneficial interest outstanding.........................................                   $       10.21
                                                                                                                =============
                  Class C--Based on net assets of $5,085,130 and 497,623 shares
                  of beneficial interest outstanding.........................................                   $       10.22
                                                                                                                =============
                  Class D--Based on net assets of $5,722,878 and 560,285 shares
                  of beneficial interest outstanding.........................................                   $       10.21
                                                                                                                =============
------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

Statement of Operations

                                                                                              For the Year Ended
                                                                                                   July 31, 2000
----------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned                       $ 3,182,211
----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees.............................      $   303,208
                     Account maintenance and distribution fees--Class B....         184,971
                     Professional fees....................................           78,303
                     Accounting services..................................           60,072
                     Account maintenance and distribution fees--Class C....          31,554
                     Transfer agent fees--Class B..........................          12,506
                     Trustees' fees and expenses..........................            5,992
                     Account maintenance fees--Class D.....................           5,814
                     Printing and shareholder reports.....................            5,148
                     Pricing fees.........................................            4,372
                     Custodian fees.......................................            3,627
                     Transfer agent fees--Class A..........................           1,945
                     Transfer agent fees--Class C..........................           1,693
                     Registration fees....................................            1,627
                     Transfer agent fees--Class D..........................           1,605
                     Other................................................            3,143
                                                                                -----------
                     Total expenses before reimbursement..................          705,580
                     Reimbursement of expenses............................          (55,129)
                                                                                -----------
                     Total expenses after reimbursement...................                              650,451
                                                                                                    -----------
                     Investment income--net ...............................                           2,531,760
                                                                                                    -----------
----------------------------------------------------------------------------------------------------------------
Realized &           Realized loss on investments--net ....................                          (1,503,396)
Unrealized           Change in unrealized appreciation on investments--net.                            (503,493)
Loss on                                                                                             -----------
Investments--Net:    Net Increase in Net Assets Resulting from Operations.                          $   524,871
                                                                                                    ===========

----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

Statements of Changes in Net Assets

                                                                                       For the Year Ended
                                                                                             July 31,
                                                                              ---------------------------------
Increase (Decrease) in Net Assets:                                                   2000               1999
---------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ...............................   $  2,531,760        $  2,646,129
                     Realized gain (loss) on investments--net .............     (1,503,396)            398,934
                     Change in unrealized appreciation on investments--net.       (503,493)         (1,872,803)
                                                                              ------------        ------------
                     Net increase in net assets resulting from operations..        524,871           1,172,260
                                                                              ------------        ------------
---------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to         Class A..........................................        (352,599)           (412,500)
Shareholders:            Class B..........................................      (1,663,422)         (1,720,492)
                         Class C..........................................        (231,023)           (225,980)
                         Class D..........................................        (284,716)           (287,157)
                     In excess of realized gain on investments--net:
                         Class A..........................................          (2,382)            (46,064)
                         Class B..........................................         (12,672)           (216,885)
                         Class C..........................................          (1,685)            (30,363)
                         Class D..........................................          (1,865)            (37,833)
                                                                              ------------        ------------
                     Net decrease in net assets resulting from dividends
                     and distributions to shareholders....................      (2,550,364)         (2,977,274)
                                                                              ------------        ------------
---------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net increase (decrease) in net assets derived from
Transactions:        beneficial interest transactions.....................     (10,139,562)          6,820,583
                                                                              ------------        ------------
---------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets..............     (12,165,055)          5,015,569
                     Beginning of year ...................................      64,867,396          59,851,827
                                                                              ------------        ------------
                     End of year..........................................    $ 52,702,341        $ 64,867,396
                                                                              ============        ============
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

Financial Highlights

                                                                                     Class A
The following per share data and ratios have been derived       -----------------------------------------------
from information provided in the financial statements.                      For the Year Ended July 31,
                                                                -----------------------------------------------
Increase (Decrease) in Net Asset Value:                            2000      1999     1998      1997      1996
---------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year.....      $  10.53   $ 10.79  $ 10.68   $ 10.29   $ 10.23
Operating                                                       --------   -------  -------   -------   -------
Performance:       Investment income--net.................           .50       .48      .52       .56       .58
                   Realized and unrealized gain (loss) on
                   investments--net.......................          (.32)     (.21)     .11       .39       .06
                                                                --------   -------  -------   -------   -------
                   Total from investment operations.......           .18       .27      .63       .95       .64
                                                                --------   -------  -------   -------   -------
                   Less dividends and distributions:
                      Investment income--net..............          (.50)     (.48)    (.52)     (.56)     (.58)
                      In excess of realized gain on
                      investments--net....................            -- +    (.05)      --        --        --
                                                                --------   -------  -------   -------   -------
                   Total dividends and distributions......          (.50)     (.53)    (.52)     (.56)     (.58)
                                                                --------   -------  -------   -------   -------
                   Net asset value, end of year...........      $  10.21   $ 10.53  $ 10.79   $ 10.68   $ 10.29
                                                                ========   =======  =======   =======   =======
---------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share.....          1.96%     2.50%    6.00%     9.51%     6.37%
Return:*                                                        ========   =======  =======   =======   =======
---------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement.........           .77%      .84%     .77%      .52%      .34%
Net Assets:                                                     ========   =======  =======   =======   =======
                   Expenses...............................           .87%      .94%     .89%      .92%      .98%
                                                                ========   =======  =======   =======   =======
                   Investment income--net.................          4.98%     4.43%    4.79%     5.38%     5.58%
                                                                ========   =======  =======   =======   =======
---------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands).      $  6,905   $ 9,013  $ 8,855   $ 8,380   $ 7,589
Data:                                                           ========   =======  =======   =======   =======
                   Portfolio turnover.....................         85.68%    47.62%   53.99%    32.46%    57.58%
                                                                ========   =======  =======   =======   =======
---------------------------------------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales charges.
+ Amount is less than $.01 per share.

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

Financial Highlights (continued)

                                                                                           Class B
The following per share data and ratios have been derived          ------------------------------------------------------
from information provided in the financial statements.                            For the Year Ended July 31,
                                                                   ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2000         1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year......        $  10.53     $  10.79   $  10.68   $  10.29   $  10.23
Operating                                                          --------     --------   --------   --------   --------
Performance:       Investment income--net..................             .45          .43        .46        .51        .53
                   Realized and unrealized gain (loss) on
                   investments--net........................            (.32)        (.21)       .11        .39        .06
                                                                   --------     --------   --------   --------   --------
                   Total from investment operations........             .13          .22        .57        .90        .59
                                                                   --------     --------   --------   --------   --------
                   Less dividends and distributions:
                        Investment income--net.............            (.45)        (.43)      (.46)      (.51)      (.53)
                        In excess of realized gain on
                        investments--net...................              --+        (.05)        --         --         --
                                                                   --------     --------   --------   --------   --------
                   Total dividends and distributions.......            (.45)        (.48)      (.46)      (.51)      (.53)
                                                                   --------     --------   --------   --------   --------
                   Net asset value, end of year............        $  10.21     $  10.53   $  10.79   $  10.68   $  10.29
                                                                   ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share......            1.45%        1.99%      5.47%      8.96%      5.82%
Return:*                                                           ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement..........            1.27%        1.35%      1.27%      1.02%       .85%
Net Assets:                                                        ========     ========   ========   ========   ========
                   Expenses................................            1.37%        1.45%      1.40%      1.43%      1.49%
                                                                   ========     ========   ========   ========   ========
                   Investment income--net..................            4.48%        3.93%      4.28%      4.87%      5.07%
                                                                   ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands)..        $ 34,989     $ 41,835   $ 41,964   $ 35,563   $ 31,359
Data:                                                              ========     ========   ========   ========   ========
                   Portfolio turnover......................           85.68%       47.62%     53.99%     32.46%     57.58%
                                                                   ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales charges.
+ Amount is less than $.01 per share.

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

Financial Highlights (continued)

                                                                                           Class C
The following per share data and ratios have been derived          ------------------------------------------------------
from information provided in the financial statements.                            For the Year Ended July 31,
                                                                   ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2000         1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year......        $  10.53     $  10.80   $  10.69   $  10.30   $  10.24
Operating                                                          --------     --------   --------   --------   --------
Performance:       Investment income--net..................             .44          .41        .45        .50        .52
                   Realized and unrealized gain (loss) on
                   investments--net........................            (.31)        (.22)       .11        .39        .06
                                                                   --------     --------   --------   --------   --------
                   Total from investment operations........             .13          .19        .56        .89        .58
                                                                   --------     --------   --------   --------   --------
                   Less dividends and distributions:
                        Investment income--net.............            (.44)        (.41)      (.45)      (.50)      (.52)
                        In excess of realized gain on
                        investments--net...................              --+        (.05)        --         --         --
                                                                   --------     --------   --------   --------   --------
                   Total dividends and distributions.......            (.44)        (.46)      (.45)      (.50)      (.52)
                                                                   --------     --------   --------   --------   --------
                   Net asset value, end of year............        $  10.22     $  10.53   $  10.80   $  10.69   $  10.30
                                                                   ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share......            1.45%        1.79%      5.36%      8.84%      5.72%
Return:*                                                           ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement..........            1.37%        1.45%      1.37%      1.12%       .95%
Net Assets:                                                        ========     ========   ========   ========   ========
                   Expenses................................            1.47%        1.55%      1.50%      1.53%      1.58%
                                                                   ========     ========   ========   ========   ========
                   Investment income--net..................            4.38%        3.82%      4.17%      4.77%      4.96%
                                                                   ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands)..        $  5,085     $  6,837   $  4,399   $  2,016   $  1,829
Data:                                                              ========     ========   ========   ========   ========
                   Portfolio turnover......................           85.68%       47.62%     53.99%     32.46%     57.58%
                                                                   ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales charges.
+ Amount is less than $.01 per share.

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (continued)

                                                                                           Class D
The following per share data and ratios have been derived          ------------------------------------------------------
from information provided in the financial statements.                            For the Year Ended July 31,
                                                                   ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2000         1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year.....         $  10.53     $  10.79   $  10.68   $  10.29   $  10.23
Operating                                                          --------     --------   --------   --------   --------
Performance:       Investment income--net..................             .49          .47        .51        .55        .57
                   Realized and unrealized gain (loss) on
                   investments--net........................            (.32)        (.21)       .11        .39        .06
                                                                   --------     --------   --------   --------   --------
                   Total from investment operations.......              .17          .26        .62        .94        .63
                                                                   --------     --------   --------   --------   --------
                   Less dividends and distributions:
                        Investment income--net.............            (.49)        (.47)      (.51)      (.55)      (.57)
                        In excess of realized gain on
                        investments--net...................              --+        (.05)        --         --         --
                                                                   --------     --------   --------   --------   --------
                   Total dividends and distributions......             (.49)        (.52)      (.51)      (.55)      (.57)
                                                                   --------     --------   --------   --------   --------
                   Net asset value, end of year...........         $  10.21     $  10.53   $  10.79   $  10.68   $  10.29
                                                                   ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share.....             1.86%        2.40%      5.90%      9.40%      6.26%
Return:*                                                           ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement.........              .87%         .95%       .87%       .62%       .44%
Net Assets:                                                        ========     ========   ========   ========   ========
                   Expenses...............................              .97%        1.05%       .99%      1.03%      1.07%
                                                                   ========     ========   ========   ========   ========
                   Investment income--net.................             4.88%        4.32%      4.67%      5.27%      5.46%
                                                                   ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands).         $  5,723     $  7,182   $  4,634   $  3,440   $  2,657
Data:                                                              ========     ========   ========   ========   ========
                   Portfolio turnover.....................            85.68%       47.62%     53.99%     32.46%     57.58%
                                                                   ========     ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales charges.
+ Amount is less than $.01 per share.

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Connecticut Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended July 31, 2000, FAM earned fees of $303,208, of which $55,129 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account            Distribution
                                             Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class B ..................................        .25%                  .25%
Class C ..................................        .25%                  .35%
Class D ..................................        .10%                   --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ..............................             $    8                 $   93
Class D ..............................             $1,004                 $8,651
--------------------------------------------------------------------------------

For the year ended July 31, 2000, MLPF&S received contingent deferred sales charges of $69,154 and $1,243 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $44,677,598 and $50,200,524, respectively.

Net realized losses for the year ended July 31, 2000 and net unrealized gains as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                                  Losses               Gains
--------------------------------------------------------------------------------
Long-term investments .................         $(1,503,396)         $ 1,320,848
                                                -----------          -----------
Total .................................         $(1,503,396)         $ 1,320,848
                                                ===========          ===========
--------------------------------------------------------------------------------

As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,320,848, of which $1,474,790 related to appreciated securities and $153,942 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $52,736,024.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(10,139,562) and $6,820,583 for the years ended July 31, 2000 and July 31, 1999, respectively.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2000                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           357,483        $ 3,550,217
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            17,160            172,742
                                                 -----------        -----------
Total issued .............................           374,643          3,722,959
Shares redeemed ..........................          (554,681)        (5,569,792)
                                                 -----------        -----------
Net decrease .............................          (180,038)       $(1,846,833)
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           177,165        $ 1,934,587
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            25,662            278,945
                                                 -----------        -----------
Total issued .............................           202,827          2,213,532
Shares redeemed ..........................          (166,927)        (1,812,430)
                                                 -----------        -----------
Net increase .............................            35,900        $   401,102
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2000                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................             482,146       $  4,862,485
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              69,552            700,564
                                                 -----------       ------------
Total issued ...........................             551,698          5,563,049
Automatic conversion
of shares ..............................              (3,927)           (39,270)
Shares redeemed ........................          (1,096,134)       (11,034,355)
                                                 -----------       ------------
Net decrease ...........................            (548,363)      $ (5,510,576)
                                                 ===========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           759,454        $ 8,251,448
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            96,851          1,052,027
                                                 -----------        -----------
Total issued .............................           856,305          9,303,475
Automatic conversion
of shares ................................            (1,859)           (20,268)
Shares redeemed ..........................          (767,760)        (8,274,670)
                                                 -----------        -----------
Net increase .............................            86,686        $ 1,008,537
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2000                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            64,189        $   655,144
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            16,553            166,836
                                                 -----------        -----------
Total issued .............................            80,742            821,980
Shares redeemed ..........................          (232,226)        (2,376,794)
                                                 -----------        -----------
Net decrease .............................          (151,484)       $(1,554,814)
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..........................               274,615        $ 2,996,710
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................                17,146            186,113
                                                  ----------        -----------
Total issued .........................               291,761          3,182,823
Shares redeemed ......................               (49,930)          (544,294)
                                                  ----------        -----------
Net increase .........................               241,831        $ 2,638,529
                                                  ==========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2000                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            77,052        $   776,250
Automatic conversion
of shares ................................             3,927             39,270
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            14,641            147,528
                                                 -----------        -----------
Total issued .............................            95,620            963,048
Shares redeemed ..........................          (217,531)        (2,190,387)
                                                 -----------        -----------
Net decrease .............................          (121,911)       $(1,227,339)
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           360,488        $ 3,945,264
Automatic conversion
of shares ................................             1,859             20,268
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            15,941            172,967
                                                 -----------        -----------
Total issued .............................           378,288          4,138,499
Shares redeemed ..........................          (125,408)        (1,366,084)
                                                 -----------        -----------
Net increase .............................           252,880        $ 2,772,415
                                                 ===========        ===========

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by FAM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended July 31, 2000.

6. Capital Loss Carryforward:

At July 31, 2000, the Fund had a net capital loss carryforward of approximately $723,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Connecticut Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial high lights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 2000


18
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Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Connecticut Municipal Bond Fund during its taxable year ended July 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the Fund paid a long-term capital gain distribution of $.003348 per share, payable on December 31, 1999 to shareholders of record as of December 20, 1999. The entire distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Connecticut
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #18138--7/00

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